SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 28, 2005

NATCO Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15603	22-2906892
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2950 North Loop West, 7th Floor Houston, Texas	77092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 683-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

We previously announced we were implementing incremental growth and cost management initiatives that could have a near-term adverse effect on our ability to remain in compliance with certain restrictive covenants in our loan agreements. We also announced on March 16, 2005, that we had filed a 12b-25 notice of late filing and portions of our annual report on form 10-K with the Securities and Exchange Commission that excluded our 2004 financial statements and certain other information, and we received a 15-day extension to file the omitted portions of the 10-K.

On March 28, 2005, we entered into an amendment to the loan agreement related to our term loan and revolving credit facilities that provides us with additional time to deliver our 2004 year-end financial statements to the lenders under that agreement and amends certain restrictive covenants to provide us with greater flexibility over the next two quarters. Pursuant to the terms of the amendment, if we were not to provide our 2004 audited financial statements to our lenders by April 15, 2005, we would be in default under the loan agreement. The Company expects to file its complete Form 10-K/A, including audited financial statements, by March 31, 2005. A copy of the amendment is attached to this report as Exhibit 10.1 and is incorporated into this report by reference.

Item 2.02 Results of Operations and Financial Condition.

On March 30, 2005, NATCO Group Inc. issued a press release announcing its financial and operating results for the fourth quarter and full year ended December 31, 2004. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and its contents are incorporated by reference into this report.

In accordance with Regulation G, we have presented within this press release certain non-GAAP financial measures that are identified and reconciled to the most directly comparable financial measure in tabular form, and have provided a statement from our management disclosing the purpose of using these non-GAAP financial measures.

Item 7.01 Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

NATCO Group will hold a conference call on its fourth quarter 2004 earnings at 8:00 a.m., central time, on March 31, 2005. Interested parties will be able to access the call by visiting the Investor Relations section of our web site at: http://www.natcogroup.com, or by calling 1-888-399-7388 at least ten minutes prior to the appointed time and asking for the NATCO GROUP FOURTH QUARTER EARNINGS CONFERENCE CALL (Passcode: NTGQ4). A recording of the call will be available on our web site for at least 90 days following the date of the call, or you may call 1-800-947-0910 until 6:00 p.m. on April 14, 2005 to hear a replay of the call.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

10.1    Second Amendment to Loan Agreement executed March 28, 2005

99.1    Press Release, dated March 30, 2005

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2005

NATCO Group Inc.

By:	/s/ John U. Clarke
John U. Clarke
Chairman and Chief Executive Officer

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